Exhibit 99.1

XCF Global, Southern Energy Renewables and DevvStream Agree to Binding Term Sheet for Three-Party Merger

HOUSTON, Texas and SACRAMENTO, California, January 26, 2026 — XCF Global, Inc. (“XCF”) (Nasdaq: SAFX), a key player in decarbonizing the aviation industry through sustainable aviation fuel (“SAF”), and DevvStream Corp. (Nasdaq: DEVS) (“DevvStream”), a leading carbon management and environmental-asset monetization firm, today announced that they have agreed to a binding term sheet to combine Southern Energy Renewables Inc. (“Southern”) (together, the “Parties”) in a three-party merger.

If the Parties are able to successfully negotiate a definitive agreement, the Parties believe the combined entity will form an integrated platform of complementary assets, with the opportunity to deploy a disciplined and proprietary environmental attribute and credit generation strategy across North America and emerging markets. The binding term sheet establishes a framework for collaboration and mutual understanding among the Parties.

The proposed transaction is intended to reinforce the development of a low-carbon fuels platform designed to accelerate SAF via HEFA, e-methanol, e-methanol-to-jet fuel pathways, expand domestic production capacity, and integrate environmental-attribute monetization into a unified customer offering. As part of the evaluation and negotiation of the definitive transaction agreement, the Parties plan to explore opportunities for integrating small modular reactor (“SMR”) nuclear power with electro-sustainable aviation fuel (“eSAF”), AI data center power, and associated environmental attribute structures.

Entry into definitive transaction agreements is subject to review and approval by the Boards of Directors of the respective companies. As part of the binding term sheet, an investor has agreed to purchase shares of XCF to fund near-term operations and, critically, to complete targeted upgrades and modifications at XCF’s New Rise Reno refinery. These funds are intended to be used to:

■	complete required mechanical, electrical, and process upgrades,
■	procure catalyst, utilities, and supporting infrastructure,
■	finalize commissioning and reliability improvements, and
■	conduct certain shareholder relations activities related to the updates and modifications at XCF’s New Rise Reno refinery.

The ultimate objective of the incremental funding is to bring the New Rise Reno facility into sustained commercial production and support the ramp-up of SAF output.

Chris Cooper, Chief Executive Officer of XCF commented: “We are excited to formalize a proposed final structure with DevvStream and Southern on what we believe will be a very accretive and excellent opportunity. We believe this combination has the potential to further validate the value XCF brings to the SAF industry while increasing shareholder value and providing alternative clean fuel opportunities. If consummated, this merger has the potential to solidify our footprint in North America as the supreme SAF producer.”

Sunny Trinh, Chief Executive Officer of DevvStream commented: “We believe the next phase of SAF adoption will favor U.S.-based platforms that can move quickly, operate at scale, and better integrate environmental attributes into the fuel value chain to support project economics and customer confidence. If progressed, this merger would bring together complementary strengths—XCF’s scale and speed-to-market, Southern’s biomass feedstock focus, and DevvStream’s environmental-asset capabilities—with the shared objective of building a globally competitive low-carbon fuels platform grounded in real operating execution.”

Jay Patel, Chief Executive Officer of Southern Energy Renewables added: "Southern’s approach is centered on sustainable biomass feedstocks and scalable fuel pathways, and we see meaningful potential in combining that focus with XCF’s production footprint and ability to accelerate commercialization. Subject to completing the necessary documentation, and approvals, we believe this collaboration could create a U.S.-based platform that can compete globally.”

About XCF Global, Inc.

XCF Global, Inc. (“XCF”) (Nasdaq: SAFX) is an emerging sustainable aviation fuel company dedicated to accelerating the aviation industry’s transition to net-zero emissions. Our flagship facility, New Rise Reno, has a permitted nameplate production capacity of 38 million gallons per year, positioning XCF as an early mover among large-scale SAF producers in North America. XCF is working to advance a pipeline of potential expansion opportunities in Nevada, North Carolina, and Florida, and to build partnerships across the energy and transportation sectors to scale SAF globally. XCF is listed on the Nasdaq Capital Market and trades under the ticker, SAFX.

To learn more, visit www.xcf.global.

About DevvStream

DevvStream (Nasdaq: DEVS) is a carbon management company focused on the development, investment, and sale of environmental assets worldwide, including carbon credits and renewable energy certificates.

About Southern Energy Renewables

Southern Energy Renewables Inc. is a U.S.-based clean fuels, chemicals and products developer focused on advancing large-scale biomass-to-fuels projects. These projects are designed to produce carbon-negative SAF and green methanol, supported by integrated carbon capture and sequestration.

Contact

Greg Savarese

g.savarese@xcf.global

DEVS@alpha-ir.com

408.365.4348

Additional Information and Where to Find It

In connection with the proposed business combination transaction among DevvStream, Southern, and Sierra Merger Sub, Inc., DevvStream expects that XCF will prepare and file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that will contain preliminary proxy statements of DevvStream and XCF that also constitutes a prospectus of XCF (the “Proxy Statements/Prospectus”) in connection with the proposed business combination transaction. A definitive proxy statement is expected to be mailed to stockholders of DevvStream and XCF as of a record date to be established for voting on the proposed business combination transaction and other matters as described in the Proxy Statements/Prospectus. DevvStream, XCF and Southern may also file other documents with the SEC and Canadian securities regulatory authorities regarding the proposed transaction. This communication is not a substitute for any proxy statement, registration statement or prospectus, or any other document that DevvStream and Southern (as applicable) may file with the SEC or Canadian securities regulatory authorities in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF DEVVSTREAM ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENTS/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY DEVVSTREAM OR SOUTHERN WITH THE SEC OR CANADIAN SECURITIES REGULATORY AUTHORITIES, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. DevvStream’s investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus (when they become available), as well as other filings containing important information about DevvStream, Southern, and other parties to the proposed transaction, without charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by (i) XCF will be available free of charge under the tab “Financials” on the “Investors” page of the XCF’s website at https://xcf.global/investor-relations/financials/sec-filings/ or by contacting the XCF’s Investor Relations Department at safx@xcf.global and (ii) DevvStream will be available free of charge under the tab “Financials” on the “Investor Relations” page of DevvStream’s website at www.devvstream.com/investors/ or by contacting DevvStream’s Investor Relations Department at ir@devvstream.com.

Participants in the Solicitation

DevvStream, Southern, XCF, EEME and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from DevvStream’s and XCF’s stockholders in connection with the proposed transaction. Information regarding directors and executive officers of (i) XCF is contained in a Current Report on Form 8-K/A, file with the SEC on October 31, 2025, and in other documents subsequently filed with the SEC and (ii) DevvStream is contained in DevvStream’s proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on November 18, 2025 and in other documents subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties, including statements regarding the binding term sheet, the proposed transactions contemplated thereby, the anticipated structure, timing and conditions of the proposed transaction, the anticipated completion of the plant conversion specified in the binding term sheet for the proposed transaction, the achievement of specified financial and operational milestones (including annualized blended fuel product revenues in excess of $1.0 billion and minimum annualized EBITDA of $100 million), the anticipated issuance of state-supported bonds by Southern, the valuation the parties are aiming to achieve following the consummation of the proposed transaction, and the expected benefits of the proposed transaction. All statements, other than statements of historical facts, are forward-looking statements, including statements regarding the expected timing, structure and terms of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected or targeted benefits of the proposed transaction; legal, economic, and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by words such as “aim,” “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target,” “objective,” “goal,” “designed,” or the negatives of these words or other similar expressions that concern XCF’s, DevvStream’s,or Southern’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements are based upon current plans, estimates, expectations, and assumptions that are subject to risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially from those expressed or implied by such forward-looking statements.

We can give no assurance that such plans, estimates, or expectations will be achieved, and therefore, actual results may differ materially from any plans, estimates, or expectations in such forward-looking statements.

Forward-looking statements are based on current expectations, estimates, assumptions and projections and involve known and unknown risks and uncertainties that may cause actual results, developments or outcomes to differ materially from those expressed or implied by such statements. Important factors that could cause actual results, developments or outcomes to differ materially include, among others: (1) changes in domestic and foreign business, market, financial, political, regulatory and legal conditions; (2) the risk that the plant conversion specified in the term sheet for the proposed transaction is delayed, not completed on the anticipated timeline, or requires additional capital beyond current expectations; (3) the risk that XCF is unable to achieve the specified annualized revenue and EBITDA thresholds contemplated by the term sheet, which depend in significant part on XCF’s business performance, operating results, market demand, execution capabilities, and other factors; (4) the risk that Southern does not receive authorization to issue up to $400 million of bonds, that such bonds are delayed, issued on less favorable terms, or not issued at all; (5) the risk that XCF is unable to obtain or maintain compliance with applicable Nasdaq continued listing standards, including regaining compliance with $1.00 minimum bid price requirement, which could result in delisting if compliance is not regained within applicable cure periods; (6) the risk that negotiations among the parties relating to the term sheet or any contemplated definitive agreements are delayed, modified, suspended or terminated, including as a result of alleged breaches or differing interpretations of the binding provisions of the term sheet; (7) the inability of the parties to agree on mutually acceptable definitive agreements or to satisfy or waive the closing conditions contemplated by the term sheet; (8) the occurrence of events, changes or other circumstances that could give rise to the termination of the term sheet or any related negotiations, or that could result in disputes or litigation relating to the interpretation, enforceability or performance of the binding provisions of the term sheet; (9) the outcome of any legal proceedings that may be instituted against XCF, DEVS, Southern, EEME or their respective affiliates, which could be costly, time-consuming, divert management attention and adversely affect liquidity or financial condition; (10) uncertainty with respect to the scope, timing or completion of due diligence by any party and each party’s satisfaction therewith; (11) uncertainty regarding valuations, capital structure, financing arrangements, equity ownership, or the allocation of economic interests contemplated by the term sheet, including the risk that, in the event the proposed transaction closes, the parties may never achieve their aim of creating a $3.0 billion combined enterprise (as of the date hereof this statement only represents an objective that the parties intend to achieve on a future date and such objective has not in the past and may never in the future be achieved); (12) changes to the structure, timing or terms of any proposed transaction that may be required or deemed appropriate as a result of applicable laws, regulations, accounting considerations, stock exchange requirements or regulatory guidance; (13) the risk that required regulatory, governmental, stock exchange or stockholder approvals are not obtained, are delayed or are subject to conditions that could adversely affect the parties or the expected benefits of any contemplated transaction; (14) the risk that the announcement of the term sheet or the pursuit of the contemplated transactions disrupts current plans, operations or relationships of XCF, DEVS or Southern; (15) the risk that anticipated benefits of any contemplated transaction are not realized due to competition, execution challenges, market conditions, or the inability to grow and manage operations profitably; (16) costs, expenses and management distraction associated with the term sheet, negotiations, potential litigation and any contemplated transactions; (17) changes in applicable laws, regulations or enforcement priorities, including extensive regulation and compliance obligations applicable to the parties’ businesses; and (18) other economic, business, competitive, operational or financial factors beyond management’s control, including those set forth in (i) XCF's filings with the SEC, including the final proxy statement/prospectus relating to the Business Combination filed with the SEC on February 6, 2025, this Press Release and other filings XCF made or will make with the SEC in the future and (ii) DevvStream’s Form 10-K for the fiscal year ended July 31, 2025, filed with the SEC on November 6, 2025, and subsequent reports filed with SEC and Canadian securities regulatory authorities available on DevvStream’s profile at www.sedarplus.ca.

Although the binding term sheet provides that certain provisions are binding on the parties, it does not obligate the parties to consummate the proposed transaction. The consummation of the proposed transaction remains subject to the negotiation, execution and delivery of definitive agreements and the satisfaction or waiver of applicable closing conditions, and the binding term sheet may be terminated in accordance with its terms. There can be no assurance that any definitive agreements will be entered into or that the proposed transaction will be consummated on the terms described herein or at all. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are not guarantees of future performance or outcomes.

Any forward-looking statements speak only as of the date of this communication. Neither DevvStream, XCF, Southern or EEME undertakes any obligation to update any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law. Neither future distribution of this communication nor the continued availability of this communication in archive form on DevvStream’s website at www.devvstream.com/investors/ or XCF’s website at www.xcf.global/investor-relations should be deemed to constitute an update or re-affirmation of these statements as of any future date.